Exhibit 99.2
For Immediate Release
June 1, 2026

Powering homes and businesses with reliable, affordable and clean energy: PNM puts forth balanced plan to advance carbon-free future

(ALBUQUERQUE, N.M.) – PNM, a wholly-owned subsidiary of TXNM Energy (NYSE: TXNM), put forth a plan for future energy resources needed to continue powering homes and businesses with reliable, affordable and clean energy. As part of this plan, PNM has submitted an application with the New Mexico Public Regulation Commission (NMPRC) detailing the resources selected to address growing customer demand, system reliability needs and the state’s clean-energy requirements.

A major step toward New Mexico’s clean energy future
The plan advances PNM’s transition to 100% carbon-free electricity under the Energy Transition Act (ETA) during a period of significant growth. It includes additions of wind, solar and storage resources and marks the complete elimination of coal as a generation source for PNM customers in 2031, a historic milestone for New Mexico.

To meet projected demand growth and replace capacity associated with PNM’s planned exit from the Four Corners Power Plant, the company is seeking approval for:
•800 MW of wind resources
•240 MW of solar resources
•610 MW of battery storage resources
•40 MW of natural gas to be used as needed until 2045

An additional 50 - 250 MW of resources are being solicited through a supplemental request for proposals and will be included in a subsequent filing in 2026. Together, these resources will further PNM’s 80% carbon-free progress through 2032.

System growth while protecting existing customers
PNM is forecasting a 40% increase in customer electricity demand by 2032, driven by load growth and the state’s economic development efforts. PNM’s proposed new resources are designed to meet the increase in demand while ensuring that existing customers are not burdened by costs created by new large load customers. It is important to note, and consistent with what we’ve previously stated, that none of these large load customers are in any way affiliated with Blackstone.

In its application to the NMPRC, PNM states that new large load customers need to cover the incremental costs they are adding to the system and pay for a share of the existing system. In addition, PNM’s investment in economic development sites will allow system costs to be spread across a larger customer base and make it possible to bring in more wind energy, benefiting all customers.

Tax incentives provide customer benefit
Subsequent applications will be filed with the NMPRC for additional resources and a new 345-kV transmission line to deliver the proposed wind resources to customers. By prioritizing the resources included in today’s NMPRC application, customers will benefit from federal tax credits available under the Inflation Reduction Act before their expiration.

Capital Investments
The wind, solar and battery storage in today’s application will be secured from third parties. The capital investments to support these resources and the natural gas facility are part of PNM’s $4.9 billion 5-year investment plan shared in the company’s first quarter earnings release.

Economic and community benefits
The capital investments associated with the new resources will generate property tax revenue for New Mexico communities. Construction of these projects will also support local jobs.

Resource selection process
Resources are selected from bids solicited through a request for proposals and evaluated through a rigorous, competitive and independently monitored process to ensure they meet system requirements, manage long-term costs and support the transition to a cleaner and more resilient energy future.

The application, which is subject to NMPRC approval, is available at https://www.txnmenergy.com/investors/rates-and-filings/pnm-nmprc-filings.aspx.

Background:
TXNM Energy (NYSE: TXNM), an energy holding company based in Albuquerque, New Mexico, delivers energy to more than 800,000 homes and businesses across Texas and New Mexico through its regulated utilities, TNMP and PNM. For more information, visit the company's website at www.TXNMEnergy.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Corporate Communications
(505) 241-2160                    (505) 241-2743

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this press release that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the potential transaction between TXNM Energy and Blackstone Infrastructure, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding TXNM Energy’s and Blackstone Infrastructure’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. Neither Blackstone Infrastructure nor TXNM Energy assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, TXNM Energy caution readers not to place undue reliance on these statements. TXNM Energy’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see TXNM Energy’s Form 10-K and Form 10-Q filings and the information filed on TXNM Energy’s Forms 8-K with the Securities and Exchange Commission (the “SEC”), which factors are specifically incorporated by reference herein and the risks and uncertainties related to the proposed transaction with Blackstone Infrastructure, including, but not limited to: the expected timing and likelihood of completion of the pending transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending transaction that could reduce anticipated benefits or cause the parties to abandon the transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement, including in circumstances requiring the Company to pay a termination fee, the possibility that TXNM Energy’s shareholders may not approve the transaction agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, the outcome of legal proceedings that may be instituted against TXNM Energy, its directors and others related to the proposed transaction, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of TXNM Energy to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally, the amount of costs, fees, charges or expenses resulting from the proposed transaction, and the risk that the price of TXNM Energy’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.